Exhibit 10.12

THIS CONVERTIBLE PROMISSORY NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

CONVERTIBLE PROMISSORY NOTE

$207,332	July 22, 2019

For value received ONE WORLD PHARMA, INC., a Nevada corporation (the “Company”) promises to pay to the order of CSW VENTURES, LP (“Holder”) ON DEMAND the principal sum of TWO HUNDRED SEVEN THOUSAND THREE HUNDRED THIRTY TWO DOLLARS ($207,332.00), with interest on the outstanding principal amount at the rate of six percent (6%) per annum. Interest shall commence with the date hereof and shall accrue on the outstanding principal amount until paid in full or this Note has been converted as provided below. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

1. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal.

2.           (a) The outstanding principal balance of this Note, together with any accrued and unpaid interest thereon, or any portion thereof, may, at the option of the Holder, be converted into the common stock of the Company (“Common Stock”) at any time at a price per share of Common Stock of $0.50, as equitably adjusted for any stock split or stock dividends effected after the date hereof (the “Conversion Price”).

(b) In case of any reorganization, consolidation or merger involving the Company, in which the stockholders of the Company receive securities of another entity (including any parent company of the company with which the Company merges or is merged into) (the “Successor Issuer”) in exchange for their shares of Company Common Stock, the Successor Issuer shall assume the obligations of the Company under this Note, and this Note shall thereafter be convertible into such securities of the Successor Issuer as the Holder would have been entitled to receive upon consummation of such reorganization, consolidation or merger, if the Holder had converted all of the principal and interest outstanding under this Note immediately prior thereto at the Conversion Price.

(c) Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert this Note if as a result thereof the Holder and its affiliates would beneficially own in excess 4.99% or more of the outstanding shares of Common Stock of the Company, at any time that such common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(c) of the of the 1934 Act and Regulation 13d-3 thereunder. The Holder may void the limitation described in this 2(d) upon 65 days prior notice to the Company.

(d) Before the Holder shall be entitled to convert this Note pursuant to this Section 2, the Holder shall give written notice to the Company in the form of Annex A hereto at the Company’s principal corporate office, by email, facsimile or otherwise of the election to convert the same and shall state therein the name or names in which the shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to Holder or to the nominee or nominees of Holder, a certificate or certificates for the Common Stock to which the Holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert. All Common Stock which may be issued upon conversion of the Note will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

3. This Note may be prepaid at any time without the consent of the Holder.

4. The Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

5. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

6. This Note shall be governed by and construed under the laws of the State of Nevada, as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada, without giving effect to conflicts of laws principles.

7. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

ONE WORLD PHARMA, INC.

By:	/s/ Craig Ellins
Name:	Craig Ellins
Title:	Chief Executive Officer

2

ANNEX A

CONVERSION NOTICE

The undersigned hereby elects to convert principal and/or interest under the Convertible Promissory Note, issued as of July 22, 2019 (the “Note”) of One World Pharma, Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof and the Note, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 2(c) of the Note, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

Conversion calculations:

Date to Effect Conversion: ____________________________________

Principal Amount of Note to be Converted: _______________________

Amount of Interest of Note to be Converted: ______________________

Number of shares of Common Stock to be issued:

_________________________________________________________

Signature: ________________________________________________

Name: ___________________________________________________

Address for Delivery of Common Stock Certificates:

________________________________________________________

Or

DWAC Instructions:

Broker No: ________________________________________________

Account No: _______________________________________________

3